SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

On January 3, 2017, our Board of Directors declared a regular quarterly cash dividend of $1.05 per share of Common and Class B common stock that was paid on January 31, 2017 to shareholders of record as of January 17, 2017.

On January 24, 2017, we entered into an amendment to our credit agreement, which reduced the letter of credit subfacility from $50,000 to $10,000 and modified certain definitions. See Note 6.

On February 13, 2017, we purchased an additional 10% ownership interest in Carrier Enterprise II for cash consideration of $42,688, following which we have an 80% controlling interest in Carrier Enterprise II. The source of cash was borrowings under our revolving credit agreement. See Note 9.